EXHIBIT 10.2

CONSENT AND EIGHTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Consent and Eighth Amendment to Amended and Restated Credit Agreement ("Amendment") is dated as of May 12, 2006, and is by and among General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent for the Lenders, SportRack, LLC, a Delaware limited liability company ("SportRack US Borrower"), Valley Industries, LLC, a Delaware limited liability company ("Valley US Borrower" and, together with SportRack US Borrower, "US Borrowers"), Brink International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Staphorst, The Netherlands and registered with the Chamber of Commerce (Kamer van Koophandel) in Regio Zwolle under number 05058752 ("European Borrower" and, together with US Borrowers, "Borrowers"), the other persons designated as "Credit Parties" on the signature pages hereof, and the Lenders which are signatories hereto.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of May 23, 2003 by and among General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent for the Lenders, the other Lenders party thereto, Borrowers and the other Credit Parties signatory from time to time thereto (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers; and

WHEREAS, Borrowers have requested that Agent and Lenders consent to the transfer (the "Restructure") (i) by US SportRack Holdings to Holdings of 100% of the outstanding Stock issued by SportRack US Borrower such that SportRack US Borrower is a Wholly-owned Subsidiary of Holdings rather than of US SportRack Holdings and (ii) by SportRack US Borrower to US SportRack Holdings of 10% of the outstanding Stock issued by SportRack Accessories, Inc., a Quebec corporation ("SportRack Canada"), such that SportRack Canada is a Wholly-owned Subsidiary of US SportRack Holdings, in each case in accordance with the documents set forth on Exhibit A hereto (the "Restructure Documents").

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Credit Agreement in certain respects, as set forth below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Consent.

Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, and in reliance on the representations and warranties set forth in Section 5 of this Amendment, and notwithstanding any provisions of the Credit Agreement to the contrary, Agent and Lenders hereby consent to the Restructure. The foregoing consent is a limited consent, which shall be effective only with respect to the specific facts set forth above. Such limited consent shall not be deemed to constitute a consent or waiver of any term, provision or condition of the Credit Agreement with respect to any transaction or circumstance other than the specific facts set forth above or to prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with any of the Loan Documents.

2.  Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, and in reliance on the representations and warranties set forth in Section 5 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)  The ninth and tenth whereas clauses of the Credit Agreement are hereby amended and restated in their entirety as follows:

WHEREAS, CHAAS Acquisitions, LLC, a Delaware limited liability company ("Holdings") that owns all of the Stock of Advanced Accessory Systems, LLC, a Delaware limited liability company ("US SportRack Holdings"), SportRack US Borrower, Valley US Borrower and European US Holdings (as hereinafter defined), is willing to guaranty all of the Obligations and to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of US SportRack Holdings, SportRack US Borrower, Valley US Borrower and European US Holdings to secure the Obligations; and

WHEREAS, Advanced Accessory Systems, LLC, a Delaware limited liability company ("US SportRack Holdings") is willing to continue to guaranty all of the Obligations; and

(b)  Clauses (3) and (4) of Section 6.1(m) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(3) Holdings engages in any type of business activity other than the ownership of Stock of US SportRack Holdings, SportRack US Borrower, Valley US Borrower and European US Holdings and activities reasonably related thereto in its capacity as a passive holding company, (4) US SportRack Holdings engages in any type of business activity other than the ownership of Stock of SportRack Accessories, Inc., a Quebec corporation, and activities reasonably related thereto in its capacity as a passive holding company,

(c)  Clauses (b) and (c) of the definition of "Change of Control" set forth in Annex A of the Credit Agreement are hereby amended and restated in their entirety as follows:

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(b) except to the extent (if any) that the Requisite Lenders or Lenders, as applicable, in their sole and absolute discretion expressly consent in writing or except as expressly permitted by the Agreement, Holdings ceases to own and control all of the economic and voting rights associated with all of the outstanding Stock of US SportRack Holdings, SportRack US Borrower, Valley US Borrower and European US Holdings, (c) [intentionally omitted],

(d)  The items set forth under the heading "Holdings" and "US SportRack Holdings" set forth on Schedule 3.9 of the Credit Agreement are hereby amended and restated in their entirety as follows:

Holdings

A passive holding company. Holdings owns all of the Stock of US SportRack Holdings, SportRack US Borrower, Valley US Borrower and European US Holdings.

US SportRack Holdings

A passive holding company. US SportRack Holdings is the co-Issuer of the Public Notes.

(e)  Schedule 5.4(b) of the Credit Agreement is hereby amended to reflect that 100% of the outstanding Stock issued by (i) SportRack US Borrower is owned by Holdings rather than by US SportRack Holdings and (ii) SportRack Canada is owned by US SportRack Holdings.

3.  Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)  Agent shall have received this Amendment executed by all of the Credit Parties and Requisite Lenders;

(b)  Agent shall have received, each in form and substance satisfactory to Agent, (i) amendments to the applicable Pledge Agreements (along with irrevocable proxies relating thereto) to continue to provide that 100% of the outstanding Stock of each of SportRack US Borrower and SportRack Canada is pledged to Agent, and (ii) a Secretary's Certificate from each of Holdings and US SportRack Holdings pertaining to such amendments to such Pledge Agreements;

(c)  All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their respective legal counsel; and

(d)  No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Amendment.

4.  References; Effectiveness. Agent, Lenders and Credit Parties hereby agree that all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as amended by this Amendment.

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5.  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to Agent and Lenders that:

(a)  The execution, delivery and performance by such Credit Party of this Amendment and the transactions contemplated hereby is within its organizational power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Credit Party, the articles of incorporation, by-laws or any other organizational document of such Credit Party, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon such Credit Party or any of its property;

(b)  Each of the Credit Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies;

(c)  After giving effect to the amendments set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and accurate (in all material respects if any such representation and warranty is not by its terms already qualified as to materiality) as of the date hereof with the same force and effect as if such had been made on and as of the date hereof (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof);

(d)  Such Credit Party has performed in all material respects all of its obligations under the Credit Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, such Credit Party is in compliance in all material respects with all applicable terms and provisions of the Credit Agreement and each of the Loan Documents to be observed and performed by it and no Event of Default or other event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred;

(e)  The execution and performance of the Restructure Documents and consummation of the Restructure and the transactions contemplated thereby does not and will not (i) violate, contravene or conflict with any Contractual Obligation (including, without limitation, any provision of the Public Note Indenture, the Intermediate Holdings Note Indenture or the Subordinated Notes) of any Credit Party or (ii) cause or otherwise result in any prepayment of, redemption of, acceleration of or offer to purchase any amounts in respect of any Indebtedness (including, without limitation, the Public Note Debt, the Intermediate Holdings Note Debt or the Indebtedness evidenced by the Subordinated Notes); and

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(f)  Attached hereto as Exhibit A is a true, correct and complete executed copy of each of the Restructure Documents, which constitute all of the material agreements and material documents to be executed and/or delivered in connection with the Restructure.

6.  Reaffirmation of Collateral Documents. Each Credit Party hereby (a) affirms that (i) except as expressly contained herein, nothing contained therein shall modify in any respect whatsoever any of its obligations under any of the Collateral Documents to which it is a party and (ii) each such Collateral Document is and shall continue to remain in full force and effect and (b) agrees that all references in any of the Loan Documents to the "Obligations" shall be deemed to refer to the definition of "Obligations" as amended by this Amendment and as otherwise amended from time to time.

7.  Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

8.  Continued Effectiveness. Except as amended hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

9.  Costs and Expenses. Each Credit Party hereby acknowledges and agrees that this Amendment is a "Loan Document" for purposes of, among other things, subsection 1.3(e) of the Credit Agreement.

10.  Post Closing Deliveries. Borrowers hereby agree that within five (5) Business Days of the date hereof, Borrowers shall deliver to Agent all original stock certificates that are subject to the amendments to the applicable Pledge Agreements described in Section 3(b) above, together with original assignments separate from certificate relating thereto. The failure to comply with this Section 10 shall result in an immediate Event of Default under the Credit Agreement.

[signatures follow]

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IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

BORROWERS:

SPORTRACK, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

VALLEY INDUSTRIES, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

BRINK INTERNATIONAL B.V. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

OTHER CREDIT PARTIES:
CHAAS HOLDINGS, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

ADVANCED ACCESSORY HOLDINGS CORPORATION By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

CHAAS ACQUISITIONS, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

ADVANCED ACCESSORY SYSTEMS, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

AAS ACQUISITIONS, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

CHAAS HOLDINGS B.V. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

SPORTRACK ACCESSORIES INC. By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

SPORTRACK GMBH By: /s/ Michael Runte Name: Michael Runte Title: Managing Director

VALTEK, LLC By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

CHAAS HOLDINGS III B.V. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

AAS CAPITAL CORPORATION By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

NOMADIC SPORT INC. By: /s/ Ronald J Gardhouse Name: Ronald J.Gardhouse Title: EVP& CFO

SPORTRACK S.R.O. By: /s/ Michael Runte Name: Michael Runte Title: Managing Director

SPORTRACK IBERICA AUTOMOTIVE, S.L. UNIPERSONAL By: /s/ Michael Runte Name: Michael Runte Title: Managing Director

BRINK SVERIGE AB By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

BRINK U.K. LIMITED By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

BRINK NORDISK HOLDINGS APS By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

BRINK POLSKA SP Z.O.O. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

BRINK FRANCE S.A.R.L. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

ELLEBI S.R.L. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

NORDISK KOMPONENT HOLDINGS A/S By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

SOCIETE DE FABRICATION D'EQUIPEMENTS ET D'ACCESSOIRES SA By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

BRINK A/S By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

SCI L'ELMONTAISE By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

CHAAS HOLDINGS II B.V. By: /s/ Gerrit de Graaf Name: Gerrit de Graaf Title: CEO

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender By:/s/ Gerard M. Havabergh Name: Gerard M. Havabergh, M.D. Title: Duly Authorized Signatory
PB CAPITAL CORPORATION, as a Lender By: Name: Title:
COMERICA BANK, as a Lender By: /s/ Steven J. McCormack Name: Steven J. Mccormack Title: Vice President